UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

FORM N-Q

MARCH 31, 2011

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 33.4%
CONSUMER DISCRETIONARY - 3.5%
Automobiles - 2.1%
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	4,800,000	$5,181,447
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	2,026,428

Total Automobiles				7,207,875

Hotels, Restaurants & Leisure - 0.1%
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	1.250%	11/30/20	168,000	91,560	(a)(b)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	75,000	73,687	(a)
MGM MIRAGE Inc., Senior Notes	6.625%	7/15/15	140,000	132,650
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	45,000	51,525
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	105,000	120,225

Total Hotels, Restaurants & Leisure				469,647

Media - 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	160,000	179,200	(a)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	87,585
Comcast Corp.	5.700%	5/15/18	2,350,000	2,558,022
DISH DBS Corp., Senior Notes	7.875%	9/1/19	400,000	433,000
Gannett Co. Inc.	6.375%	4/1/12	40,000	41,500
News America Inc., Senior Notes	6.650%	11/15/37	50,000	52,440
United Business Media Ltd., Notes	5.750%	11/3/20	920,000	894,902	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	155,000	164,300

Total Media				4,410,949

TOTAL CONSUMER DISCRETIONARY				12,088,471

CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 2.5%
CVS Corp.	9.350%	1/10/23	500,000	517,925	(a)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	26,922	26,224	(a)(c)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	40,726	41,218
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	92,060	94,795
Delhaize Group, Senior Notes	6.500%	6/15/17	3,014,000	3,390,042
Kroger Co., Senior Notes	6.150%	1/15/20	950,000	1,071,372
Safeway Inc., Senior Debentures	7.250%	2/1/31	1,360,000	1,513,442
Safeway Inc., Senior Notes	3.950%	8/15/20	160,000	151,337
The Kroger Co.	5.000%	4/15/13	1,620,000	1,730,904

Total Food & Staples Retailing				8,537,259

Food Products - 0.1%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	400,000	422,298

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	325,000	343,688	(a)

Tobacco - 0.3%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	943,120

TOTAL CONSUMER STAPLES				10,246,365

ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	540,000	587,188
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	290,000	319,202
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,060,000	1,060,000
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	653,634
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	108,125
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	55,000	61,463
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	250,000	262,812
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	1,690,000	1,891,450
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	3,800,000	4,305,297
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,112,853
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	480,000	528,432	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Newfield Exploration Co., Senior Notes	6.625%	4/15/16	1,330,000	$1,374,887
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	800,000	825,307
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	670,000	672,022
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	440,000	494,443	(a)
TNK-BP Finance SA	6.625%	3/20/17	232,000	248,240	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	192,000	215,280	(a)

TOTAL ENERGY				14,720,635

FINANCIALS - 11.6%
Capital Markets - 3.6%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	60,000	51,750	(d)(e)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	1,951,519
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	776,769
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	3,130,000	876,400	(a)(f)(g)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	240,000	0	(a)(c)(f)(g)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	100,000	10	(d)(e)(f)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	2,350,000	235	(f)
Merrill Lynch & Co. Inc., Senior Notes	5.450%	2/5/13	3,490,000	3,699,595
Merrill Lynch and Co. Inc.	6.050%	5/16/16	1,980,000	2,092,640
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	2,160,000	2,374,091
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	577,058

Total Capital Markets				12,400,067

Commercial Banks - 1.7%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	40,000	30,800	(d)(e)
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,146,551	(a)(d)(e)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	760,000	813,200	(a)(d)(e)
Glitnir Banki HF, Notes	6.375%	9/25/12	680,000	207,400	(a)(f)(g)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	100,000	0	(a)(c)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,810,000	0	(a)(c)(f)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	230,000	210,163	(a)(d)(e)
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	442,000	439,790	(a)(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,190,000	175,200	(a)(f)(g)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	745,000	745,735	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	210,000	218,840
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,020,000	1,022,871
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	730,000	788,879

Total Commercial Banks				5,799,429

Consumer Finance - 1.6%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	273,000	293,816
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	185,000	198,644
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	40,800	(d)
Caterpillar Financial Services Corp., Medium-Term Notes	5.450%	4/15/18	500,000	555,899
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	670,000	725,225
GMAC Inc., Senior Notes	6.875%	9/15/11	949,000	966,794
GMAC Inc., Senior Notes	6.000%	12/15/11	1,013,000	1,035,792
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	520,000	539,752	(a)
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	881,017
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	150,000	137,063

Total Consumer Finance				5,374,802

Diversified Financial Services - 3.4%
Air 2 US, Notes	8.027%	10/1/19	669,704	676,401	(a)
Citigroup Inc.	5.500%	2/15/17	5,570,000	5,786,278
Citigroup Inc., Senior Notes	6.875%	3/5/38	910,000	1,000,039
East Lane Re Ltd.	6.304%	5/6/11	300,000	300,720	(a)(d)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,800,000	3,027,133

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Financial Services - continued
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	$61,650	(d)
PHH Corp.	7.125%	3/1/13	110,000	113,987
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	510,000	(a)(d)

Total Diversified Financial Services				11,476,208

Insurance - 1.3%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	539,567
ASIF Global Financing XIX	4.900%	1/17/13	1,400,000	1,463,000	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	50,000	48,155
Metropolitan Life Global Funding I	5.125%	4/10/13	950,000	1,013,799	(a)
Pacific Life Global Funding, Notes	5.150%	4/15/13	1,040,000	1,102,916	(a)
Teachers Insurance & Annuity Association of America-College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	248,056	(a)

Total Insurance				4,415,493

Real Estate Investment Trusts (REITs) - 0.0%
Health Care Property Investors Inc.	6.450%	6/25/12	60,000	63,389

TOTAL FINANCIALS				39,529,388

HEALTH CARE - 3.4%
Biotechnology - 0.1%
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	378,197

Health Care Providers & Services - 3.2%
AmerisourceBergen Corp.	5.875%	9/15/15	50,000	55,740
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	629,833
HCA Inc., Senior Secured Notes	9.625%	11/15/16	630,000	678,825	(b)
Humana Inc.	8.150%	6/15/38	680,000	782,677
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	386,445
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	405,000	445,500
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	525,000	614,906
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	149,000	169,860
UnitedHealth Group Inc.	4.875%	4/1/13	940,000	999,614
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	3,000,000	3,185,910
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,210,000	1,345,810
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,648,854

Total Health Care Providers & Services				10,943,974

Pharmaceuticals - 0.1%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	110,000	112,888	(a)

TOTAL HEALTH CARE				11,435,059

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.3%
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	960,000	988,800

Airlines - 0.5%
Continental Airlines Inc.	6.820%	5/1/18	60,915	64,570
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	218,468	227,207
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	48,224	50,394
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	952,927	1,029,161
US Airways Pass-Through Trust	6.850%	1/30/18	228,770	228,150	(c)

Total Airlines				1,599,482

Building Products - 0.0%
Masco Corp.	7.125%	8/15/13	50,000	53,650

Commercial Services & Supplies - 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	311,147

Construction & Engineering - 0.1%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	470,000	513,945	(a)

Industrial Conglomerates - 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	250,000	276,250

Road & Rail - 0.4%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,233,015	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Road & Rail - continued
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	350,000	$331,486	(a)

Total Road & Rail				1,564,501

Trading Companies & Distributors - 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	200,000	210,500	(a)

TOTAL INDUSTRIALS				5,518,275

INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	792,284

MATERIALS - 1.3%
Containers & Packaging - 0.2%
Ball Corp., Senior Notes	6.750%	9/15/20	400,000	418,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	140,000	141,050	(a)

Total Containers & Packaging				559,050

Metals & Mining - 1.1%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,910,000	2,105,775
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	410,000	436,650
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	15,000	18,224
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	17,000	20,443
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	677,252
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	330,000	351,862	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	160,000	169,600	(a)

Total Metals & Mining				3,779,806

TOTAL MATERIALS				4,338,856

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.5%
AT&T Inc., Global Notes	5.500%	2/1/18	2,930,000	3,198,373
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	500,000	470,000	(a)
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	217,075
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	1,150,000	1,288,893

Total Diversified Telecommunication Services				5,174,341

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	490,000	505,237
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	315,000	334,687
True Move Co., Ltd.	10.750%	12/16/13	800,000	866,000	(a)

Total Wireless Telecommunication Services				1,705,924

TOTAL TELECOMMUNICATION SERVICES				6,880,265

UTILITIES - 2.5%
Electric Utilities - 0.0%
FirstEnergy Corp., Notes	6.450%	11/15/11	83,000	85,485

Gas Utilities - 0.1%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	340,000	344,851	(a)

Independent Power Producers & Energy Traders - 2.4%
AES Corp., Senior Notes	7.750%	3/1/14	1,300,000	1,404,000
AES Corp., Senior Notes	7.750%	10/15/15	300,000	324,000
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	355,000	386,950	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	610,000	632,875	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	396,900
Edison Mission Energy, Senior Notes	7.750%	6/15/16	110,000	93,500
Edison Mission Energy, Senior Notes	7.625%	5/15/27	90,000	67,050
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	4,000	3,340
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,193,334	987,484	(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,395,000	2,537,922
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	1,034,895

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power Producers & Energy Traders - continued
NRG Energy Inc., Senior Notes	7.375%	2/1/16	250,000	$258,750

Total Independent Power Producers & Energy Traders				8,127,666

TOTAL UTILITIES				8,558,002

TOTAL CORPORATE BONDS & NOTES (Cost - $115,566,888)				114,107,600

ASSET-BACKED SECURITIES - 5.3%
ABSC Manufactured Housing Contract, 2004-CN1	8.400%	12/2/30	170,000	162,775	(a)(c)(d)
ACE Securities Corp., 2006-GP1 A	0.380%	2/25/31	257,223	206,367	(d)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.285%	7/25/32	528,161	428,467	(d)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,603,000	1,627,045	(c)
Bear Stearns Asset-Backed Securities Trust, 2006- SD2	0.450%	4/25/36	216,777	213,116	(d)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	135,352
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.450%	11/25/45	106,615	95,178	(a)(d)
Educap Student Loan Asset-Backed Notes, 2004-1 B	2.028%	6/25/38	1,500,000	1,320,000	(c)(d)
Education Funding Capital Trust, 2003-3 A6	1.753%	12/15/42	300,000	287,250	(c)(d)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	292,893
Fremont Home Loan Trust, 2006-B 2A2	0.350%	8/25/36	405,498	156,724	(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.430%	12/25/36	1,451,603	1,003,509	(d)
Greenpoint Manufactured Housing, 1999-2 A2	3.252%	3/18/29	300,000	246,000	(c)(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.754%	6/19/29	150,000	123,000	(c)(d)
Greenpoint Manufactured Housing, 1999-4 A2	3.754%	2/20/30	175,000	143,500	(c)(d)
Greenpoint Manufactured Housing, 2000-6 A3	2.262%	11/22/31	225,000	190,863	(c)(d)
Greenpoint Manufactured Housing, 2000-7 A2	3.754%	11/17/31	575,000	487,762	(c)(d)
Greenpoint Manufactured Housing, 2001-2 IA2	2.266%	2/20/32	275,000	231,000	(c)(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	2.255%	3/13/32	350,000	294,000	(c)(d)
GSAMP Trust, 2006-S3 A1	6.085%	5/25/36	354,590	20,992
GSAMP Trust, 2006-SEA1 A	0.550%	5/25/36	274,546	231,370	(a)(d)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.550%	9/25/36	359,660	298,570	(a)(d)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	460,000	502,269	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.380%	6/25/36	1,231,412	136,020	(d)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.590%	2/25/36	672,425	600,688	(d)
Lehman XS Trust, 2006-16N A4B	0.490%	11/25/46	559,087	117,081	(d)
Lehman XS Trust, 2006-2N 1A1	0.510%	2/25/46	350,268	210,688	(d)
Lehman XS Trust, 2006-GP3 2A2	0.470%	6/25/46	327,801	30,701	(d)
Lehman XS Trust, 2007-2N 3A1	0.340%	2/25/37	358,734	333,603	(d)
MASTR Specialized Loan Trust, 2006-3 A	0.510%	6/25/46	355,312	217,732	(a)(d)
MASTR Specialized Loan Trust, 2007-1 A	0.620%	1/25/37	321,011	156,793	(a)(d)
Morgan Stanley Home Equity Loans, 2007-1 A3	0.390%	12/25/36	2,720,000	1,140,235	(d)
Nelnet Student Loan Trust, 2005-4 A4R2	1.107%	3/22/32	2,900,000	2,631,750	(c)(d)
Nelnet Student Loan Trust, 2008-4 A4	1.783%	4/25/24	860,000	882,699	(d)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	240,822	233,526	(d)
Option One Mortgage Loan Trust, 2005-1 A4	0.650%	2/25/35	713,017	618,509	(d)
Origen Manufactured Housing, 2007-A A2	0.225%	4/15/37	2,500,000	1,612,500	(c)(d)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	176,475	(a)
RAAC Series, 2006-RP4 A	0.540%	1/25/46	469,333	356,980	(a)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $22,304,953)				18,153,982

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.9%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.506%	1/25/35	2,978,523	3,076,928	(d)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	31,094	21,638
Banc of America Funding Corp., 2006-D 6A1	5.644%	5/20/36	1,133,073	751,021	(d)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.748%	7/25/33	23,160	21,812	(d)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.747%	2/25/34	62,024	51,252	(d)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Bear Stearns Alt-A Trust, 2003-5 2A1	2.612%	12/25/33	523,470	$503,366	(d)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.930%	9/25/34	141,408	118,416	(d)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.090%	11/25/34	97,148	52,010	(d)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.750%	3/25/35	42,239	36,578	(d)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.129%	1/25/36	405,634	236,487	(d)
Bear Stearns ARM Trust, 2004-12 1A1	2.814%	2/25/35	101,374	83,050	(d)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.410%	12/25/36	916,711	568,274	(d)
BlackRock Capital Finance LP, 1996-R1	9.580%	9/25/26	156,919	18,948	(c)(d)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.510%	11/25/35	437,463	260,418	(d)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.484%	7/20/35	640,582	421,369	(d)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.554%	11/20/35	385,482	253,659	(d)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.510%	1/25/46	387,626	225,062	(d)
Countrywide Alternative Loan Trust, 2006-OA08 1A2	0.480%	7/25/46	618,939	167,134	(d)
Countrywide Alternative Loan Trust, 2006-OA10 4A3	0.520%	8/25/46	1,844,505	104,283	(d)
Countrywide Home Loan, 2003-HYB1 1A1	2.768%	5/19/33	26,812	25,280	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.301%	6/19/31	29,301	27,621	(d)
Countrywide Home Loans, 2003-60 1A1	3.171%	2/25/34	425,757	371,738	(d)
Countrywide Home Loans, 2006-3 1A2	0.580%	3/25/36	417,688	151,540	(d)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.700%	6/25/34	196,994	170,392	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.244%	4/25/20	1,161,224	87,696	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.521%	8/25/20	11,510,139	1,051,438	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.687%	6/25/20	1,184,792	119,513	(d)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.358%	2/25/36	482,513	339,290	(d)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.500%	4/25/36	2,717,343	1,160,759	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.480%	9/25/35	523,306	229,423	(d)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.890%	7/10/38	350,000	382,899	(d)
GSR Mortgage Loan Trust, 2006-0A1 2A2	0.510%	8/25/46	709,035	175,278	(d)
Harborview Mortgage Loan Trust, 2006-13 A	0.434%	11/19/46	475,645	279,124	(d)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.411%	1/25/47	890,018	560,868	(d)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.250%	11/25/47	1,251,533	922,695	(d)
IMPAC CMB Trust, 2004-5 1A1	0.970%	10/25/34	191,378	181,286	(d)
IMPAC CMB Trust, 2005-7 A1	0.510%	11/25/35	416,645	243,616	(d)
IMPAC Secured Assets Corp., 2004-3 1A4	1.050%	11/25/34	11,594	11,086	(d)
Indymac Manufactured Housing Contract, A2-2	6.170%	12/25/11	343,358	331,000
MASTR ARM Trust, 2003-3 3A4	2.448%	9/25/33	1,629,607	1,456,276	(d)
Merit Securities Corp., 11PA B2	1.748%	9/28/32	19,603	18,480	(a)(d)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.020%	5/25/34	669,619	685,114	(d)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.952%	8/25/34	87,454	72,007	(d)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.617%	3/25/36	479,911	292,907	(d)
Nomura Asset Acceptance Corp., 2006-AF2 4A	6.254%	8/25/36	457,343	251,180	(d)
Residential Accredit Loans Inc., 2007-Q01 A1	0.400%	2/25/47	2,600,716	1,509,172	(d)
Sequoia Mortgage Trust, 2007-4 4A1	5.477%	7/20/47	1,419,930	1,152,449	(d)
Structured ARM Loan Trust, 2004-07 A1	0.655%	6/25/34	17,896	14,430	(d)
Structured ARM Loan Trust, 2004-17 A1	1.165%	11/25/34	56,571	51,913	(d)
Structured ARM Loan Trust, 2004-4 3A2	2.719%	4/25/34	894,853	811,458	(d)
Structured ARM Loan Trust, 2005-19XS 1A1	0.570%	10/25/35	1,254,331	873,288	(d)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Structured ARM Loan Trust, 2005-20 4A1	5.669%	10/25/35	1,732,427	$1,478,786	(d)
Structured Asset Mortgage Investments Inc., 2003- AR2 A1	0.624%	12/19/33	97,030	86,303	(d)
Structured Asset Securities Corp., 2002-08A 7A1	2.169%	5/25/32	90,249	76,551	(d)
Structured Asset Securities Corp., 2002-11A 1A1	2.071%	6/25/32	25,589	25,893	(d)
Structured Asset Securities Corp., 2002-16A 1A1	2.844%	8/25/32	236,126	236,610	(d)
Structured Asset Securities Corp., 2002-18A 1A1	2.873%	9/25/32	8,448	7,472	(d)
Structured Asset Securities Corp., 2004-NP1 A	0.650%	9/25/33	170,731	159,431	(a)(d)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.150%	3/25/44	30,643	30,108	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.298%	5/25/46	3,015,826	1,761,619	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR6 2A	1.288%	8/25/46	2,181,684	1,203,633	(d)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.262%	6/25/46	1,585,213	791,432	(d)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.919%	5/25/35	311,897	286,907	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $38,258,551)				27,127,666

COLLATERALIZED SENIOR LOANS - 5.4%
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
Allison Transmission Inc., Term Loan B	3.010%	8/7/14	920,530	912,015	(h)

Hotels, Restaurants & Leisure - 0.4%
Caesars Entertainment Operating Co. Inc., Term Loan B2	3.303%	1/28/15	806,853	746,213	(h)
Las Vegas Sands LLC, Term Loan B	3.000%	11/23/16	506,735	493,433	(h)

Total Hotels, Restaurants & Leisure				1,239,646

Media - 1.4%
Cengage Learning Acquisitions Inc., Term Loan	2.500%	7/3/14	997,416	954,908	(h)
Charter Communications Operating LLC, Term Loan C	3.560%	9/6/16	861,604	862,796	(h)
Insight Midwest Holdings LLC, Term Loan B	2.010 - 2.050%	4/7/14	620,556	612,597	(h)
Las Vegas Sands LLC, Delayed Draw Term Loan	3.000%	11/23/16	127,668	124,237	(h)
Univision Communications Inc., Term Loan B	4.496%	3/31/17	874,148	850,109	(h)
UPC Holding BV, Term Loan N	2.010%	12/31/14	1,296,576	1,285,771	(h)
UPC Holding BV, Term Loan T2	3.761%	12/30/16	170,812	170,866	(h)

Total Media				4,861,284

Multiline Retail - 0.3%
Neiman Marcus Group Inc., Term Loan B2	4.310%	4/6/16	926,606	918,627	(h)

Specialty Retail - 0.5%
Gymboree Corp., Term Loan	5.000%	2/23/18	997,500	996,253	(h)
Michaels Stores Inc., Term Loan B2	4.813 - 4.875%	7/31/16	923,012	924,818	(h)

Total Specialty Retail				1,921,071

TOTAL CONSUMER DISCRETIONARY				9,852,643

ENERGY - 0.2%
Energy Equipment & Services - 0.2%
Brand Energy and Infrastructure Services Inc., Term Loan B2	3.563%	2/7/14	921,763	894,878	(h)

INDUSTRIALS - 0.3%
Airlines - 0.2%
DAE Aviation Holdings Inc., Term Loan B1	5.310%	7/31/14	563,937	561,469	(h)

Industrial Conglomerates - 0.1%
Pinafore LLC, Term Loan B	6.250%	9/29/16	493,311	494,421	(h)

TOTAL INDUSTRIALS				1,055,890

INFORMATION TECHNOLOGY - 1.1%
IT Services - 0.7%
First Data Corp., Term Loan B2	3.002%	9/24/14	1,443,589	1,382,012	(h)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
IT Services - continued
SunGard Data Systems Inc., Term Loan B	3.912 - 3.937%	2/26/16	904,549		$905,679	(h)

Total IT Services					2,287,691

Semiconductors & Semiconductor Equipment - 0.4%
Freescale Semiconductor Inc., Term Loan	4.511%	12/1/16	498,381		495,185	(h)
Sensata Technologies BV, Term Loan B	2.054%	4/26/13	952,500		943,213	(h)

Total Semiconductors & Semiconductor Equipment					1,438,398

TOTAL INFORMATION TECHNOLOGY					3,726,089

MATERIALS - 0.3%
Containers & Packaging - 0.2%
Graham Packaging Co. L.P., Term Loan C	6.750%	4/5/14	755,446		759,341	(h)

Paper & Forest Products - 0.1%
Georgia-Pacific Corp., Term Loan B1	2.307 - 2.310%	12/21/12	179,706		179,522	(h)

TOTAL MATERIALS					938,863

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Financing Inc., Term Loan A	2.553%	3/13/14	1,000,000		970,694	(h)

UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
RRI Energy Inc., Term Loan B	6.000%	9/8/17	997,494		1,006,014	(h)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $18,449,059)					18,445,071

MUNICIPAL BONDS - 1.6%
North Carolina - 0.8%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.210%	10/25/41	3,100,000		2,908,358	(d)

Pennsylvania - 0.8%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	14.333%	6/1/47	1,975,000		1,747,875	(c)(d)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	16.765%	6/1/47	1,100,000		973,500	(c)(d)

Total Pennsylvania					2,721,375

TOTAL MUNICIPAL BONDS (Cost - $5,650,535)					5,629,733

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.5%
Brazil - 0.2%
Federative Republic of Brazil	6.000%	5/15/15	591,000	BRL	718,157

Sweden - 0.3%
Government of Sweden, Bonds	3.500%	12/1/28	3,500,000	SEK	916,602

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $1,043,589)					1,634,759

SOVEREIGN BONDS - 2.4%
Brazil - 0.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	274,000	BRL	156,872
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,259,000	BRL	2,856,233

Total Brazil					3,013,105

Indonesia - 0.4%
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	10,665,000,000	IDR	1,334,815

Malaysia - 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,710,000	MYR	904,186

Mexico - 0.5%
Mexican Bonos, Bonds	8.000%	6/11/20	19,040,000	MXN	1,653,411
United Mexican States, Bonds	10.000%	12/5/24	1,570,000	MXN	155,938

Total Mexico					1,809,349

Russia - 0.1%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	216,250		252,067	(a)

Thailand - 0.2%
Thailand Government Bond	4.250%	3/13/13	22,000,000	THB	743,455

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Thailand - continued
TOTAL SOVEREIGN BONDS (Cost - $7,809,844)				8,056,977

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 23.5%
U.S. Government Obligations - 23.5%
U.S. Treasury Bonds	4.375%	5/15/40	1,120,000	$1,094,979
U.S. Treasury Bonds	4.750%	2/15/41	52,000	54,048
U.S. Treasury Notes	0.750%	8/15/13	2,150,000	2,139,082
U.S. Treasury Notes	0.750%	9/15/13	880,000	874,432
U.S. Treasury Notes	2.125%	2/29/16	3,330,000	3,319,594
U.S. Treasury Notes	2.250%	3/31/16	15,830,000	15,848,521
U.S. Treasury Notes	2.375%	7/31/17	13,415,000	13,146,700
U.S. Treasury Notes	1.875%	10/31/17	8,680,000	8,197,852
U.S. Treasury Notes	2.750%	12/31/17	1,350,000	1,343,778
U.S. Treasury Notes	2.750%	2/28/18	10,550,000	10,470,052
U.S. Treasury Notes	3.500%	5/15/20	12,889,000	13,063,259
U.S. Treasury Notes	3.625%	2/15/21	10,490,000	10,639,157

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $80,859,539)				80,191,454

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.3%
U.S. Treasury Bonds, Inflation Indexed (Cost - $1,085,246)	2.125%	2/15/41	1,106,017	1,168,663

			SHARES
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Tropicana Entertainment Inc.			17,138	276,778	*(c)

Media - 0.0%
Citadel Broadcasting Corp., Class A Shares			2,967	101,620	*

TOTAL CONSUMER DISCRETIONARY				378,398

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares			866	24,387	*

TOTAL COMMON STOCKS (Cost - $369,114)				402,785

CONVERTIBLE PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Motors Liquidation Co., Senior Debentures, Series B (Cost - $200,000)	5.250%		64,000	464,000	*

PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Consumer Finance - 0.5%
GMAC Capital Trust I	8.125%		65,000	1,657,500	*(d)

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	0.000%		1,900	5,415	*(d)

TOTAL PREFERRED STOCKS (Cost - $1,726,080)				1,662,915

	EXPIRATION DATE	CONTRACTS/ NOTIONAL PAR
PURCHASED OPTIONS - 0.2%
Interest rate swaption with BNP Paribas, Call @ 0.90%	5/18/11	10,500,000	14,700
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 0.90%	4/20/11	10,500,000	33,445
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 0.95%	4/20/11	10,500,000	52,741
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 3.50%	11/6/17	1,700,000	45,277

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY		EXPIRATION DATE	CONTRACTS/ NOTIONAL PAR	VALUE
PURCHASED OPTIONS - continued
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 6.00%		11/6/17	8,300,000	$378,389
U.S. Treasury 10-Year Notes Futures, Call @ $121.50		5/20/11	34	12,219

TOTAL PURCHASED OPTIONS (Cost - $474,557)				536,771

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	912	9,348	*(g)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $293,797,955)				277,591,724

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 18.0%
U.S. Government Agencies - 3.3%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.096%	5/9/11	7,000	6,999	(i)(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.180%	5/26/11	3,220,000	3,219,115	(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.500 - 0.240%	5/9/11	1,239,000	1,238,722	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.070 - 0.080%	5/10/11	63,000	62,995	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.080%	5/17/11	14,000	13,998	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.090%	5/18/11	15,000	14,998	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	6/2/11	20,000	19,993	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	7/5/11	6,700,000	6,697,879	(i)

Total U.S. Government Agencies (Cost - $11,274,699)				11,274,699

Repurchase Agreements - 14.7%
Bank of America repurchase agreement dated 3/31/11; Proceeds at maturity - $23,294,039; (Fully collateralized by U.S. government obligations, 4.500% due 11/30/11; Market value - $23,759,879)	0.060%	4/1/11	23,294,000	23,294,000
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/11; Proceeds at maturity - $27,034,113; (Fully collateralized by U.S. government agency obligations, 3.500% due 8/17/20; Market value - $27,574,679)	0.150%	4/1/11	27,034,000	27,034,000

Total Repurchase Agreements (Cost - $50,328,000)				50,328,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $61,602,699)				61,602,699

TOTAL INVESTMENTS - 99.2% (Cost - $355,400,654#)				339,194,423
Other Assets in Excess of Liabilities - 0.8%				2,580,118

TOTAL NET ASSETS - 100.0%				$341,774,541

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on these securities are currently in default as of March 31, 2011.

(g)	Illiquid security.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
EUR	— Euro
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PO	— Principal Only
SEK	— Swedish Krona
THB	— Thai Baht

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.25	177	$94,031
Eurodollar Futures, Put	3/19/12	99.25	177	140,494
U.S. Treasury 10-Year Notes Futures, Put	5/20/11	119.00	28	35,438
U.S. Treasury 10-Year Notes Futures, Put	5/20/11	115.00	84	15,750

SECURITY		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95%	4,770,000	$331,978
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	4,770,000	311,110
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	4,770,000	217,367
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	4,770,000	231,534
Interest rate swaption with BNP Paribas, Put	5/18/11	1.15	10,500,000	14,700
Interest rate swaption with Credit Suisse First Boston Inc., Call	4/20/11	0.80	10,500,000	7,276
Interest rate swaption with Credit Suisse First Boston Inc., Call	4/20/11	0.85	10,500,000	17,987
Interest rate swaption with Credit Suisse First Boston Inc., Call	4/20/11	0.85	10,500,000	17,987
Interest rate swaption with Credit Suisse First Boston Inc., Call	4/20/11	0.90	10,500,000	33,445
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/3/17	7.25	6,700,000	179,983
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/3/17	9.50	6,700,000	85,318

TOTAL WRITTEN OPTIONS (Premiums received - $1,827,871)				$1,734,398

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Absolute Return Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820. ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$113,853,225	$254,375	$114,107,600
Asset-backed securities	—	8,796,537	9,357,445	18,153,982
Collateralized mortgage obligations	—	27,108,718	18,948	27,127,666
Collateralized senior loans	—	18,445,071	—	18,445,071

Notes to Schedule of Investments (unaudited) (continued)

Municipal bonds		2,908,358	2,721,375	5,629,733
Non - U.S. treasury inflation protected securities	—	1,634,759	—	1,634,759
Sovereign bonds	—	8,056,977	—	8,056,977
U.S. government & agency obligations	—	80,191,454	—	80,191,454
U.S. treasury inflation protected securities	—	1,168,663	—	1,168,663
Common stocks	$126,007	—	276,778	402,785
Convertible preferred stocks	—	464,000	—	464,000
Preferred stocks	1,662,915	—	—	1,662,915
Purchased options	12,219	524,552	—	536,771
Warrants	9,348	—	—	9,348

Total long-term investments	$1,810,489	$263,152,314	$12,628,921	$277,591,724

Short-term investments†	—	61,602,699	—	61,602,699

Total investments	$1,810,489	$324,755,013	$12,628,921	$339,194,423

Other financial instruments:
Futures contracts	$622,365	—	—	622,365
Forward foreign currency contracts	—	$263,413	—	263,413
Credit default swaps on corporate issues - sell protection‡	—	218,905	—	218,905
Credit default swaps on corporate issues - buy protection‡	—	4,596	—	4,596
Credit default swaps on credit indices - buy protection‡	—	113,199	—	113,199

Total other financial instruments	$622,365	$600,113	—	$1,222,478

Total	$2,432,854	$325,355,126	$12,628,921	$340,416,901

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$285,713	$1,448,685	$—	$1,734,398
Futures contracts	298,660	—	—	298,660
Forward foreign currency contracts	—	283,349	—	283,349
Interest rate swaps‡	—	24,013	—	24,013
Credit default swaps on corporate issues - buy protection‡	—	119,264	—	119,264
Credit default swaps on credit indices - sell protection‡	—	106,892	—	106,892
Credit default swaps on credit indices - buy protection‡	—	503,980	—	503,980
Total return swaps	—	2,575	—	2,575

Total	$584,373	$2,488,758	$—	$3,073,131

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

For the quarter ended March 31, 2011, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	COMMON STOCKS	TOTAL
Balance as of December 31, 2010	$0	*	$4,534,504	$18,643	$—	$261,354	$4,814,501
Accrued premiums/discounts	—		22,181	167	—	—	22,348
Realized gain(loss)(1)	—		(20,223)	(19,778)	—	—	(40,001)
Change in unrealized appreciation (depreciation)(2)	—		27,136	19,916	—	15,424	62,476
Net purchases (sales)	—		1,712,072	—	—	—	1,712,072
Transfers into Level 3	254,375		3,081,775	—	2,721,375	—	6,057,525
Transfers out of Level 3	—		—	—	—	—	—

Balance as of March 31, 2011	$254,375		$9,357,445	$18,948	2,721,375	276,778	$12,628,921

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011(2)	$—		$27,136	$19,916	—	15,424	$62,476

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a

Notes to Schedule of Investments (unaudited) (continued)

seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(j) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Swaptions. The Fund writes swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(l) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund held credit default swaps, written options, forward foreign currency contracts, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $2,774,471. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2011, the Fund had posted with its counterparties cash

Notes to Schedule of Investments (unaudited) (continued)

and securities as collateral to cover the net liability of all derivatives amounting to $1,200,000, which could be used to reduce the required payment.

(o) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,075,237
Gross unrealized depreciation	(28,281,468)

Net unrealized depreciation	$(16,206,231)

At March 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3 Months Euribor	185	9/11	$64,371,685	$64,339,436	$(32,249)
90-day Eurodollar	76	3/13	18,618,434	18,573,450	(44,984)
German Euro Bobl	28	6/11	4,546,384	4,546,319	(65)
U.S. Treasury Ultra Long-Term Bonds	176	6/11	21,124,635	21,747,000	622,365

					545,067

Contracts to Sell:
90-day Eurodollar	76	3/12	$18,818,603	$18,837,550	$(18,947)
U.S. Treasury 2-Year Notes	75	6/11	16,342,959	16,359,375	(16,416)
U.S. Treasury 5-Year Notes	7	6/11	816,024	817,523	(1,499)
U.S. Treasury 10-Year Notes	856	6/11	101,752,281	101,890,750	(138,469)
U.S. Treasury 30-Year Bonds	161	6/11	19,304,157	19,350,188	(46,031)

					(221,362)

Net Unrealized Gain on Open Futures Contracts					$323,705

During the period ended March 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding December 31, 2010	43,280,836	$1,704,609
Options written	52,501,054	638,619
Options closed	(506)	(130,637)
Options exercised	(185)	(119,505)
Options expired	(10,800,733)	(265,215)

Written options, outstanding March 31, 2011	84,980,466	$1,827,871

At March 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Mexican Peso	Morgan Stanley & Co., Inc.	39,789,122	$3,329,901	5/18/11	$42,902
Euro	Morgan Stanley & Co., Inc.	1,123,720	1,591,007	5/19/11	30,216

Notes to Schedule of Investments (unaudited) (continued)

South African Rand	Morgan Stanley & Co., Inc.	11,051,000	1,621,625	5/19/11	34,408

					107,526

Contracts to Sell:
Euro	Citibank N.A.	2,421,609	3,428,681	5/18/11	(81,025)
Euro	Morgan Stanley & Co., Inc.	1,826,000	2,585,377	5/18/11	(95,060)
Euro	UBS AG	500,000	707,935	5/18/11	(23,020)
Japanese Yen	Citibank N.A.	438,787,200	5,276,684	5/18/11	111,505
Japanese Yen	Credit Suisse First Boston Inc.	165,039,620	1,984,702	5/18/11	44,382
Euro	Morgan Stanley & Co., Inc.	1,137,578	1,610,627	5/19/11	(23,410)
South African Rand	Morgan Stanley & Co., Inc.	11,051,000	1,621,625	5/19/11	(60,834)

					(127,462)

Net unrealized loss on open forward foreign currency contracts					$(19,936)

At March 31, 2011, the Fund had the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc.	$50,000	9/15/15	5.160% semi- annually	3-Month LIBOR	—	$(6,348)
Banc of America Securities LLC	100,000	3/1/13	5.104% semi- annually	3-Month LIBOR	—	(7,991)
Barclays Capital Inc.	60,000	6/25/12	5.060% semi- annually	3-Month LIBOR	—	(3,335)
RBS Greenwich	40,000	4/1/12	5.011% Semi- Annually	3-Month LIBOR	—	(1,823)
Credit Suisse First Boston Inc.	50,000	8/15/13	5.023% semi- annually	3-Month LIBOR	—	(4,516)

Total	$300,000				—	$(24,013)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2011(3)	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (AES Corp., 7.750%, due 3/1/14)	$3,000,000	9/20/12	0.931%	3.150% quarterly	$98,370	—	$98,370
Barclays Capital Inc. (AES Corp., 7.750%, due 3/1/14)	3,000,000	9/20/12	0.931%	3.650% quarterly	120,535	—	120,535

Total	$6,000,000				$218,905	—	$218,905

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(4)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 8.125%, due 9/1/08)	$50,000	9/20/15	0.900% quarterly	$(159)	—	$(159)
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	110,000	3/20/13	1.050% monthly	3,794	—	3,794
Barclays Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	60,000	6/20/12	0.630% quarterly	(340)	—	(340)

Notes to Schedule of Investments (unaudited) (continued)

Morgan Stanley & Co. Inc. (Gannett Co., 6.375%, due 4/1/12)	40,000	3/20/12	0.460% quarterly	17	—	17
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	50,000	9/20/13	0.750% quarterly	785	—	785
Goldman Sachs Group Inc. (Citigroup Inc., 6.500%, due 1/18/11)	1,000,000	3/20/14	4.700% quarterly	(118,765)	—	(118,765)

Total	$1,310,000			$(114,668)	—	$(114,668)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(5)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
JP Morgan Securities Inc. (CMBX.NA.AM.3)	$500,000	12/13/49	0.500% monthly	$(44,267)	$(39,143)	$(5,124)
JP Morgan Securities Inc. (CMBX.NA.AM.2)	900,000	3/15/49	0.500% monthly	(62,625)	(52,556)	(10,069)

Total	$1,400,000			$(106,892)	$(91,699)	$(15,193)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(4)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE(5)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (MARKIT CDX HY 15)	$1,100,000	12/20/15	5.000% quarterly	$(36,472)	$(30,089)	$(6,383)
Credit Suisse First Boston Inc. (CMBX NA AM 4)	1,100,000	2/17/51	0.500% monthly	113,199	103,901	9,298
Barclays Capital Inc. (MARKIT CDX HY 15)	14,100,000	12/20/15	5.000% quarterly	(467,508)	(493,392)	25,884

Total	$16,300,000			$(390,781)	$(419,580)	$28,799

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co. Inc.	350,000	1/1/12	TRX-CMBS	TRX-CMBS Reset	—	(2,575)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Schedule of Investments (unaudited) (continued)

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$622,365	$(298,660)	$536,771	$(1,734,398)	—	—	$(24,013)	$(900,510)
Foreign Exchange Contracts	—	—	—	—	$263,413	$(283,349)	—	(19,936)
Credit Contracts	—	—	—	—	—	—	(396,011)	(393,436)

Total	$622,365	$(298,660)	$536,771	$(1,734,398)	$263,413	$(283,349)	$(420,024)	$(1,313,822)

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$558,669
Written options	1,659,572
Forward foreign currency contracts (to buy)	10,500,611
Forward foreign currency contracts (to sell)	20,625,869
Futures contracts (to buy)	78,741,889
Futures contracts (to sell)	133,537,055

Average notional balance
Interest rate swap contracts	$2,820,000
Credit default swap contracts (to buy protection)	18,594,500
Credit default swap contracts (to sell protection)	8,472,500
Total return swap contracts	2,815,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	May 24, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	May 24, 2011